                     Securities and Exchange Commission

                           Washington, D.C. 20549



                                  Form 8-K

                               Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) June 6, 1997
                                                            ------------

                           LCI INTERNATIONAL, INC.
                           -----------------------
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0-21602                    13-3498232
   --------                       -------                    ----------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation

          8180 GREENSBORO DRIVE, SUITE 800, MCLEAN, VA            22102
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


        Registrant's Telephone Number, including area code: (703)442-0220
                                                            -------------


                                    N/A
           ------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      The following document is being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 (Registration No. 33-96186), which was declared effective on March 10, 1997.

EXHIBIT NO.          DESCRIPTION
-----------          -----------

25(a) Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of First Trust National Association

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LCI International, Inc.

                                          By: /s/ John J. Dillon
                                             -----------------------
                                                 John J. Dillon
                                                 Vice President Finance,
                                                 Treasurer

Dated: June 6, 1997

                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------

25(a) Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of First Trust National Association